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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 5, 2005

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                 000-28863                    84-1331134
           -------                 ---------                    ----------
(State or Other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)           File Number)            Identification Number)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 894-9700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate,"
"project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland's common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's
SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The
Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

Preferred Stock Restriction Agreement
-------------------------------------

         On January 5, 2005, the Company entered into a preferred stock restriction agreement (the "AGREEMENT") with James LLC (the "SERIES D HOLDER"), to restrict the sale of shares of the Company's series D cumulative convertible preferred stock (the "SERIES D PREFERRED STOCK") and shares of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK") issuable upon conversion of the Series D Preferred Stock (the "CONVERSION SHARES" and, collectively with the Series D Preferred Stock, the "SUBJECT SECURITIES") .
Specifically, subject to the terms and conditions contained in the Agreement, the parties have agreed that the Series D Holder will not transfer or dispose of any of the Subject Securities prior to March 15, 2005. Beginning on March 15,
2005, the Series D Holder may sell its Conversion Shares in broker's transactions subject to Rule 144 promulgated under the Securities Act of 1933.
However, beginning on June 15, 2005, the Series D Holder's sales of the
Conversion Shares shall be limited to not more than $600,000 per calendar month.
Beginning on September 13, 2005, the monthly limit on the Series D Holder's sales of the Conversion Shares shall be increased to $750,000 per calendar month.

         The Agreement calls for the Company to enter into a Private Equity
Credit Agreement with an investor Brittany Capital Management, Ltd. (the
"INVESTOR"), for an equity line of credit in the amount of $10,000,000 (the
"EQUITY Line"). The Equity Line shall be subject to certain conditions enumerated in Section 4.8 of that certain Purchase Agreement, dated September
21, 2004, between the company and investors named therein. The Company is required, within twenty-one (21) days of the execution of the Private Equity
Credit Agreement, to file a registration statement with the Securities and Exchange Commission (the "SEC") providing for the resale by the Investor of the shares of Common Stock sold to the Investor pursuant to the Equity Line (the
"EQUITY LINE REGISTRATION STATEMENT"). In the event that the Equity Line
Registration Statement has not been declared effective by the SEC prior to June
15, 2005, the Company shall pay a cash penalty of $50,000 per month to the Investor.

                                       2
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         In connection with the execution of the Agreement, the Company agreed to issue warrants to purchase one million eighty-eight thousand one hundred sixty (1,088,160) shares of Common Stock as set forth in the Lock-Up agreement with the Series D Holder dated September 21, 2004, at an exercise price of $0.60 per share. The Series D Holder is entitled to have the shares subject to these warrants included in the first registration statement filed by the Company with the SEC following the Equity Line Registration Statement. These warrants are unregistered securities and are being issued in reliance on Section 4(2) of the
Securities Act of 1933.

         The form of the Preferred Stock Restriction Agreement is filed herewith as exhibit 99.1. The form of the September 21, 2004, Lock-up agreement with the Series D Holder was included as part of the Company's current report on Form 8-k filed on September 23, 2004, and is incorporated herein by reference as exhibit
99.2 The form of warrant issued to the Series D Holder is filed herewith as exhibit 99.3.

Relationship with the James LLC
-------------------------------

         James LLC is the sole holder of our Series D Cumulative Convertible
Preferred Stock. As reported in our Current report on Form 8-k filed with the SEC on September 23, 2004, on September 21, 2004, the Company and James LLC entered into a lock-up agreement wherein James LLC agreed not to sell, transfer or otherwise dispose of any of its shares of Series D Preferred Stock, except through conversion and sale of the Conversion Shares under Rule 144. As consideration for this lock-up agreement, the Company agreed to issue warrants to purchase one million eighty-eight thousand one hundred sixty (1,088,160) shares of Common Stock with an exercise price of $0.80 per share.

A DESCRIPTION OF THE SEPTEMBER 21, 2004, LOCK UP AGREEMENT IS INCLUDED IN OUR
CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE
LOCK UP AGREEMENT AND THE FORM OF WARRANT EXECUTED IN CONNECTION WITH THAT LOCK
UP AGREEMENT WERE FILED AS EXHIBITS THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS
AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ
CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

----------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.           Description             Filed with                  Incorporated by reference
                                               this 8-k
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                 Form            Filing Date         Exhibit No.
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1        Preferred Stock Restriction            x
            Agreement
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2        September 21, 2004, Lock-Up                           8-k         September 23, 2004        99.6
            agreement
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.3        Form of Warrant                        x
----------- --------------------------------- ------------ ------------------ ------------------- ------------------


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MARKLAND TECHNOLOGIES, INC.



                                        By: /s/ Robert Tarini
                                            ---------------------------------
                                            Robert Tarini
                                            Chief Executive Officer




Date: January 11, 2005

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

EXHIBIT INDEX
----------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.           Description             Filed with                  Incorporated by reference
                                               this 8-k
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                 Form            Filing Date         Exhibit No.
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1        Preferred Stock Restriction            x
            Agreement
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2        September 21, 2004, Lock-Up                           8-k         September 23, 2004        99.6
            agreement
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.3        Form of Warrant                        x
----------- --------------------------------- ------------ ------------------ ------------------- ------------------
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